EXCELSIOR FUNDS, INC.

Supplement dated May 22, 2007

to the Statement of Additional Information

dated July 31, 2006, as amended September 29, 2006

and as supplemented November 9, 2006,

March 20, 2007, April 24, 2007 and May 17, 2007

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated May 22, 2007

to the Statement of Additional Information

dated July 31, 2006,

as supplemented November 9, 2006,

March 20, 2007, April 24, 2007 and May 17, 2007

EXCELSIOR FUNDS TRUST

Supplement dated May 22, 2007

to the Statement of Additional Information

dated July 31, 2006,

as supplemented November 9, 2006,

March 20, 2007, April 24, 2007 and May 17, 2007

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

Paragraph two in the section entitled “Disclosure of Portfolio Holdings” of each of the Statements of Additional Information listed above is deleted and replaced in its entirety with the following:

Currently, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc., Columbia Management Services, Inc., and their affiliates (“Columbia”) receive early disclosure of portfolio holdings information in connection with the sale of U.S. Trust Corporation and its subsidiaries, including the Adviser, to the Bank of America Corporation. In accordance with the Policy, the early disclosure is made pursuant to the prior written approval of the Chief Legal Officer of the Company. Pursuant to a confidentiality agreement entered into between Columbia and the Company, Columbia is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE